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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)              December 15, 1998
                                                              -----------------


                        Miami Computer Supply Corporation
             (Exact name of registrant as specified in its charter)

          Ohio                      000-21561                    31-1001529
          ----                      ---------                    ----------
(State or other jurisdiction  (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)


4750 Hempstead Station Drive, Dayton, Ohio                         45429
------------------------------------------                         -----
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:         (937) 291-8282

N/A
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The purpose of the filing of this Form 8-K/A is to file Exhibit No. 2 to the Form 8-K relating to the Registrant's acquisition of Dreher Business Products Corporation and Matrix Data Corporation. The Form 8-K was filed with the Securities and Exchange Commission on December 30, 1998.

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
Exhibits:
Exhibit No.                              Description
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
     2 Stock Purchase and Sale Agreement and Plan of Reorganization by and among Miami Computer Supply Corporation, MCSC Buckeye Acquisition Corporation, Dreher Business Products
               Corporation, Matrix Data Corporation and the Named
               Stockholders dated November 19, 1998.
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                                       1

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



MIAMI COMPUTER SUPPLY CORPORATION



Date: December 31, 1998
      ------------------------


/s/ Ira H. Stanley
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Ira H. Stanley
Vice President and Chief Financial Officer